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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 14, 2001




                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)




             TEXAS                     0-8493                  74-1051605
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
        of incorporation)                                   Identification No.)


       2707 NORTH LOOP WEST
           HOUSTON, TEXAS                                        77008
(Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (713) 868-7700


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Item 5.     OTHER EVENTS.

On March 13, 2001, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's Fiscal Fourth Quarter Earnings Release and Conference Call.

Item 7.     EXHIBITS.

Exhibit 99.1    Company Press Release dated March 13, 2001, titled Stewart
                & Stevenson Services Announces Fiscal Fourth Quarter Earnings Release and Conference Call Schedule.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                              STEWART & STEVENSON SERVICES, INC.




Date:  March 14, 2001         By: /s/ JOHN H. DOSTER
                              Name:   John H. Doster
                              Title:  Senior Vice President and Chief
                                      Financial officer